UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901 Boston, MA	02215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 857-320-4900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 8, 2026, Tango Therapeutics, Inc. (the “Company” or “Tango”) issued a press release announcing the initial safety and efficacy data from the Company’s Phase 1/2 combination trial evaluating vopimetostat in combination with RAS(ON) inhibitors from Revolution Medicines, Inc.

A copy of the full press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the presentation relating to the Phase 1/2 data is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 8.01	Other Events.

On June 8, 2026, the Company disclosed initial safety and efficacy data from its Phase 1/2 combination trial evaluating vopimetostat in combination with RAS(ON) inhibitors from Revolution Medicines, Inc. in patients with MTAP-deleted and RAS-mutant metastatic pancreatic ductal adenocarcinoma (“PDAC”).

As of the cutoff date of May 28, 2026, 59 patients with previously treated MTAP-deleted and RAS-mutant PDAC or non-small cell lung cancer (“NSCLC”), were treated with a vopimetostat-based combination with either daraxonrasib (n=20 PDAC; n=5 NSCLC) or zoldonrasib (n=34 PDAC). All patients had advanced disease, including 70% with liver metastases in the daraxonrasib PDAC arm and 77% with liver metastases in the zoldonrasib arm, and were generally heavily pre-treated, with more than half receiving the combinations as third-line treatment.

In the vopimetostat plus daraxonrasib dose escalation arm, patients received either vopimetostat 200 mg or 250 mg once daily (“QD”) plus daraxonrasib 100 mg QD. As of the data cutoff date of May 28, 2026, 12 patients with PDAC and three patients with NSCLC were response-evaluable with at least 14 weeks of follow up. In PDAC patients, the Company observed an objective response rate (“ORR”) of 92% (11 of 12 patients, with nine of 11 responses confirmed as of the data cutoff date). In PDAC patients, the Company observed a 90% six-month progression free survival rate and 100% disease control rate (“DCR”). In NSCLC patients, the Company observed an ORR of 100%, with three of three responses (all responses confirmed).

The vopimetostat plus daraxonrasib combination was generally well tolerated across dose levels. Most adverse events were grade one or two in severity, and grade three adverse events were observed and included thrombocytopenia, acneiform rash, stomatitis/mucositis and fatigue. There were no related grade four or five adverse events. There were no dose-limiting toxicities (“DLTs”) at the vopimetostat 200mg/ daraxonrasib 100 mg dose level, and three DLTs in two patients at the voimetostat 250mg/daraxonrasib 100 mg dose level. There were no discontinuations due to adverse events.

Based on these data, the Company intends to advance this combination approach into Phase 3 development for patients with MTAP-deleted pancreatic cancer. Subject to feedback from regulatory authorities, the Company plans to initiate a Phase 3 randomized-controlled trial in front-line pancreatic cancer and evaluate opportunities to advance the second line combination towards registration phase.

On June 8, 2026, the Company also reported initial data from the vopimetostat plus zoldonrasib dose escalation arm in PDAC patients. Patients received vopimetostat 200 mg or 250 mg QD plus zoldonrasib 600 mg or 1200 mg QD. As of the data cutoff date of May 28, 2026, 27 patients were response evaluable with at least 14 weeks of follow-up. The Company observed an ORR of 52%, a 74% six-month progression free survival rate, and 96% DCR in these patients. The vopimetostat plus zoldonrasib combinaton was generally well tolerated across dose levels. Most adverse events were grade one or two in severity, and there were no related grade four or five adverse events or DLTs. There were no discontinuations due to adverse events.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: the Company’s future plans or expectations for vopimetostat in combination with RAS(ON) inhibitors, including the anticipated or potential effects of vopimetostat in combination with RAS(ON) inhibitors, as well as the safety and tolerability of vopimetostat in combination with RAS(ON) inhibitors; and the Company’s plans and timing with respect to current and future studies and strategies.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the benefits of product candidates seen in preclinical tests and analyses may not be evident when tested in later preclinical studies or in clinical trials or when used in broader patient populations (if approved for commercial sale); updated clinical trial results or additional safety and efficacy data and the establishment of proof-of-mechanism and proof-of-concept) in the anticipated timeframe (or at all); future clinical trial data releases may differ materially from initial or interim data from our current and future clinical trials; regulatory developments in the United States and foreign countries; the Company’s ability to fund operations. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (“SEC”) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Tango Therapeutics, Inc., dated June 8, 2026

99.2	Presentation of Tango Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGO THERAPEUTICS, INC.

Dated: June 8, 2026	By:	/s/ Matthew Gall
	Name:	Matthew Gall
	Title:	Chief Financial Officer